IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
                THESE COMPUTATIONAL MATERIALS ARE BEING FILED
            IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION;
             AND IN ACCORDANCE WITH RULE 311 OF REGULATION S-T,
           THESE COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.



                                  EXHIBIT 99




                           COMPUTATIONAL MATERIALS

                                     for

                J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-C5